Exhibit 99.1

FINAL TRANSCRIPT

Conference Call Transcript

AULT - Q4 2005 Ault Incorporated Earnings Conference Call

Event Date/Time: Aug. 09. 2005 / 9:00AM ET

Event Duration: N/A

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CORPORATE PARTICIPANTS

Fred Green

Ault Inc - President and CEO

Bill Birmingham

Ault Inc - Interim CFO

Greg Harris

Ault Inc - VP, Business Development

CONFERENCE CALL PARTICIPANTS

Sam Bergman

Bayberry Capital - Analyst

Gene Riley

Private Investor

PRESENTATION

Operator

Good day, ladies and gentlemen, and welcome to the fourth quarter 2005 Ault Incorporated earnings conference call. My name is Gregory and I’ll be your coordinator for today.

(Operator Instructions)

I would now like to turn the presentation over to your host for today’s call, Mr. Fred Green, President and CEO. Please proceed, sir.

Fred Green  - Ault Inc - President and CEO

Good morning and thanks for joining Ault’s fourth quarter fiscal year 2005 results conference call. With me today is our Interim Chief Financial Officer, Bill Birmingham, and our Vice President of Business Development, Greg Harris. We will be available to answer your questions following our opening remarks.

Before we get started, I’d like to make our usual Safe Harbor statement and remind everyone that comments made during this conference call regarding Ault’s anticipated future performance are forward-looking and therefore involve risk and uncertainties that could cause results or developments to differ significantly from those indicated in these statements.

These risks and uncertainties include, but are not limited to, market conditions in the global electronics industry, buying patterns of major customers, comparative products and technologies, the ability to control expense growth and other factors set forth in the Company’s filings with the Securities and Exchange Commission.

And now, I’ll briefly go through some of the information that we released at the close of the market, Friday, August 5. First, we reported the results of our fourth quarter and fiscal year end May 29 and the restatement of prior period results. These results reflected the sale of our Ault Korea subsidiary in May and the reclassification of the subsidiary as a discontinued operation. In addition, the Company reported that it has restated financial results for fiscal year 2004 and the first three quarters of fiscal 2005 following an investigation of accounting discrepancies related to our operations in Xianghe, China.

The discrepancies were discovered during our year-end audit activities. Once these discrepancies were known, our audit committee authorized a separate team to investigate the discrepancies, calculate the financial impact and determine the corrective action. The Company determined that these discrepancies involved issues concerning inventory and inadequate reconciliation of the inter-company accounts. The inventory discrepancies resulted in an adjustment of $1,221,000, consisting primarily of the following. $268,000 due to loss incurred in a warehouse fire during fiscal year 2004. The raw material loss was improperly recorded. $463,000 due to two instances where finished goods were relieved incorrectly at the completion of jobs. $154,000 due to accumulated scrap and loss that was not recorded. $121,000 due to low-value tubes (ph) that should have been expensed instead of capitalized. $127,000 in obsolete materials and $77,000 in material add vendors (ph) our own hand (ph) that had not been included in the inventory’s physical counts.

The inter-company account discrepancies included a $220,000 adjustment between Ault Xianghe and Ault Shanghai and a $147,000 adjustment between Ault Xianghe and Ault Minneapolis. The total adjustments at Ault Xianghe were $1,588,000. The Company also increased the reserves at Ault - the inventory reserves at Ault Shanghai by $300,000 and bad debt reserves by $134,000 for total adjustments in Shanghai of $434,000. The Company determined that these discrepancies were due in part to the experience level of its accounting staff at both Ault Xianghe and Shanghai, as well as material weaknesses in its disclosure controls and procedures.

The corrective action plan includes the transfer from our discontinued Korean operations of a seasoned accountant with experience in Asian operations who will be headquartered in Minneapolis and will be the primary liaison with our China operations. Also, the hiring of a seasoned China-based controller to coordinate all financial reporting, monthly fiscal - physical inventory accounts and verifications and also be a part of our weekly conference calls with all of our operations to improve communications.

We believe all issues have been identified and corrective actions have begun. To correct the accounting errors discovered in this investigation, the Company restated its previously reported financial statements for fiscal 2004 year ending May 30, 2004 and quarters ending August 29, 2004, November 28, 2004 and February 27, 2005 for fiscal year 2005. The Company will also amend appropriate filings with the SEC to include restated financial statements. The May 19, 2005 sale of Ault Korea to JEC Korea Company Limited, a Korean manufacturer of power supplies, required that this subsidiary’s results be reclassified as a discontinued operation. As such, the Company’s previous financial statements have been adjusted to reflect this accounting treatment.

Net sales for the fourth quarter of fiscal 2005 (ph) were $9,714,000 compared to restated net sales of $9,562,000 in the fourth quarter of fiscal 2004. The company reported sales of $37,216,000 for fiscal 2005 compared to restated sales of $35,361,000 for fiscal 2004, an increase of approximately 5% year over year. Our results for the fourth quarter met our expectations without the restatements and adjustments. North America and European markets showed modest gains, while the China market has not shown the growth that we had expected.

And now, I’ll turn the call over to Bill Birmingham, our interim CFO, for some additional detail on our recently reported results. Bill?

Bill Birmingham  - Ault Inc - Interim CFO

Thanks, Fred. Net sales were $9,714,000 for the fourth quarter of fiscal year 2005, up approximately 2% from restated net sales of $9,562,000 in the fourth quarter of fiscal 2004. Gross profit was $2,223,000 compared to restated gross profit of $2,467,000 from the previous year. Operating expenses were $3,360,000 in the fourth quarter of fiscal 2005 compared to restated operating expenses of $2,763,000 in the fourth quarter of fiscal 2004. For the fourth quarter of fiscal 2005, we recorded a net loss applicable to common stock of $3,830,000 or $0.80 per diluted share compared to a restated net loss to common stock of $404,000 or $0.09 per diluted share for the same period last fiscal year.

For the 12 months ended May 29, 2005, sales were $37,216,000, a 5% increase over restated net sales for fiscal 2004. Total year gross profit was $10,139,000 or an increase of approximately 24% over last year restated gross profit. Operating expenses of $12 million were favorable to last year by approximately $1.2 million, primarily due to exit costs in fiscal year 2004, totaling over $2 million. For the 12 months ended May 29, 2005, we had a net loss of $5,130,000 or $1.08 per diluted share compared to a restated net loss of $5,546,000 or $1.19 per diluted share for fiscal 2004.

We completed fiscal 2005 with cash of $2,191,000, up from restated cash of $837,000 in the previous year. The company plans to file appropriate amended filings with the Securities and Exchange Commission. I’ll now turn the call back to Fred.

Fred Green  - Ault Inc - President and CEO

To elaborate on current business and sales conditions through the past quarter and going forward, I will turn the call over to Greg Harris, our vice president of business development. Greg?

Greg Harris  - Ault Inc - VP, Business Development

Thanks, Fred. I’d like to spend a few minutes updating you on two markets - Power over Ethernet and the medical equipment market - because they represent good growth opportunities for Ault as we begin fiscal year 2006. Ault has traditionally been a major power supply partner to the OEM in the datacom market. One of the growth applications in the market is the Power over Ethernet. Power over Ethernet is designed to supply power to any device on a local area network. Power over Ethernet, called PoE, is anticipated to grow at a rate of 22% over the next four years according to a recent report issued by the Darnell Group.

PoE has a broad range of applications. Truly, any organization has a wide local area network as a prospect for all band (ph) solutions. Among the most popular applications are IP phones, security cameras, RFID tag readers, PDAs, access control systems and smart signs, just to name a few. As the market demand increases, Ault will introduce new products to support the needs of all of our OEMs. In multiport solutions currently in development to serve the needs of the small home office segment, SOHO. Our next generation single port solution is also in the sample stages to key customers. This product is a second generation cost-reduced product and will be available in two versions - compliant and non-compliant to the industry standard.

Another market segment that continues to be strong for Ault is the medical equipment market. North America and Europe are growing at rates around 12% according to the Darnell Group. While the medical device market in China is approaching 15% growth annually, based on data from Cannon Communications. In fiscal 2005, 24.3% of OEM revenue was from medical customers. We anticipate that this percentage will increase in fiscal 2006 as current OEM customers have major product launches and/or ramp-ups with Ault power supplies scheduled during this time period.

Lastly, in fiscal year 2005, this recent sale accounted for over 37% of our total revenue. The distribution sales channel provides many feet on the street and the customer base we need to increase sales and turn up new opportunities at all buying levels. Overall, opportunities in bookings are steadily rising. With the forecast we have and the previous history of our major accounts, we feel confident that we can achieve double-digit growth in fiscal year 2006.

I’ll now turn the call back over to Fred.

Fred Green  - Ault Inc - President and CEO

Thanks, Greg. We completed many of the strategic initiatives we had planned for fiscal 2005. These initiatives included the transition of all U.S. manufacturing to our facility in Xianghe, China, the sale of our Korean subsidiary, the sale of our facility in Minneapolis and other operating cost reductions. As a result of these initiatives, we enter fiscal 2006 with cash and cash equivalents of $2,191,000 and total debt under $300,000.

Of course, we are disappointed that the areas leading to the restatements of our financials recurred. To reiterate, we are implementing improved controls and procedures related to the issues uncovered during the investigation. On the positive side, we emerged with no long-term debt, a strong customer base and a reduced cost structure. (inaudible) and closure of opportunities are both strong and we are now positioned to return to profitability in the 2006 fiscal year. This concludes our prepared remarks. Thanks for joining our fourth quarter fiscal year 2005 conference call. We will now take your questions. Operator, will you please poll for questions?

QUESTION AND ANSWER

Operator

(Operator Instructions)

And your first question comes from the line of Sam Bergman of Bayberry Capital. Please proceed.

Sam Bergman  - Bayberry Capital - Analyst

Good morning, Fred. How are you?

Fred Green  - Ault Inc - President and CEO

Good, Sam.

Sam Bergman  - Bayberry Capital - Analyst

Of course, I was disappointed at the results, but that’s all behind us right now. Can you give us a little update on where things are at beginning in the first quarter? Do you expect profitability in the first quarter of this year or not?

Fred Green  - Ault Inc - President and CEO

We should be very close to profitability.

Sam Bergman  - Bayberry Capital - Analyst

When is the several ramp-ups in medical and other areas happening?

Fred Green  - Ault Inc - President and CEO

We start shipping those products mid-August and the ramp goes up from there.

Sam Bergman  - Bayberry Capital - Analyst

All right. Was there a delay in that particular ramp?

Greg Harris  - Ault Inc - VP, Business Development

The delay was a combination of customer and Ault working through issues to get the product to market and getting the product to market in a way that customers want to achieve the market growth they anticipate.

Sam Bergman  - Bayberry Capital - Analyst

Does that include the ships right now?

Fred Green  - Ault Inc - President and CEO

Their shipments are due out in another week or so. We start with fairly small volumes in August and then ramp to a steady run rate sometime during our mid-third quarter.

Sam Bergman  - Bayberry Capital - Analyst

So in other words, the specifications in all the testing is done for the products and it’s ready to go?

Fred Green  - Ault Inc - President and CEO

Yes.

Sam Bergman  - Bayberry Capital - Analyst

What other ramp-up of products are going to occur in the third and fourth part of this year from any other area of business?

Greg Harris  - Ault Inc - VP, Business Development

We have a couple of products in the industrial marketplace that will ramp up for the fall season, one product in the consumer marketplace that will ramp up for the Christmas season. And we also have a significant project going on in China that should ramp up also near the end of the second quarter.

Sam Bergman  - Bayberry Capital - Analyst

During the second quarter of ‘06?

Greg Harris  - Ault Inc - VP, Business Development

Correct. Second quarter of our fiscal year.

Sam Bergman  - Bayberry Capital - Analyst

What is ...

Fred Green  - Ault Inc - President and CEO

Our fiscal year.

Greg Harris  - Ault Inc - VP, Business Development

... of our fiscal year.

Sam Bergman  - Bayberry Capital - Analyst

Yes. What’s the consumer product that’s supposed to be available during the holiday season? Can you talk about that at all?

Greg Harris  - Ault Inc - VP, Business Development

It’s a multiple input charger product to support laptop applications, regardless of if they’re in the home or mobile, in the car. So, it’s the multifunction, multi-input part supply for laptop computers.

Sam Bergman  - Bayberry Capital - Analyst

Do you have any preorders for that product?

Greg Harris  - Ault Inc - VP, Business Development

Yes, we do.

Sam Bergman  - Bayberry Capital - Analyst

Can you tell me what mass merchant is going to carry that product?

Greg Harris  - Ault Inc - VP, Business Development

No, I can’t.

Sam Bergman  - Bayberry Capital - Analyst

Okay. The other question - what type of revenues came from the discontinued companies? Was it $3 million a quarter?

Fred Green  - Ault Inc - President and CEO

Yes, approximately that, Sam. I think, for the year we just, generally, a little over $13 million.

Sam Bergman  - Bayberry Capital - Analyst

Okay. So, where’s your breakeven point now that you’ve got the low-margin business out of the companies?

Fred Green  - Ault Inc - President and CEO

I would say in the range of the low $30 millions in terms of revenue.

Sam Bergman  - Bayberry Capital - Analyst

The low 30 million?

Fred Green  - Ault Inc - President and CEO

Yes.

Sam Bergman  - Bayberry Capital - Analyst

Great. And where is - where was R&D this quarter? How much did you spend on R&D?

Fred Green  - Ault Inc - President and CEO

$688,000.

Sam Bergman  - Bayberry Capital - Analyst

So, about 15% of sales?

Fred Green  - Ault Inc - President and CEO

Yes.

Sam Bergman  - Bayberry Capital - Analyst

Okay. Thank you very much.

Fred Green  - Ault Inc - President and CEO

Thank you, Sam.

Operator

(Operator Instructions)

And your next question comes from the line of Gene Riley (ph), a private investor. Please proceed.

Gene Riley Private Investor

Good morning.

Fred Green  - Ault Inc - President and CEO

Good morning.

Gene Riley Private Investor

I’m assuming, with the closure of the Korea and the facility in Minneapolis there that a significant amount of your G&A expenses this quarter are one-time expenses?

Fred Green  - Ault Inc - President and CEO

That’s correct.

Gene Riley Private Investor

So, approximately how much of this $1.9 million is one-time?

Bill Birmingham  - Ault Inc - Interim CFO

I don’t know the definitive number. But I do know that in the fourth quarter we had consultants for Sarbanes-Oxley as part of the expense. I don’t have that number right in front of me. I’m sorry.

Gene Riley Private Investor

Okay. Now, again, with respect to the closure of the facilities, also guessing that, going out into the future, you’re expecting that this operating expense number, which has been running, like three to 3.5, is going to be a lot lower. What do you think that’s going to be looking like a year from now - or six months?

Bill Birmingham  - Ault Inc - Interim CFO

For the year, going forward, we’re probably talking in the high nine millions - 9.8, 9.9.

Gene Riley Private Investor

Okay. And then, the last question I have is approximately how many employees are left on the payroll at Ault?

Fred Green  - Ault Inc - President and CEO

In the United States, we’re around 48 and in China, probably, in excess of about 520.

Gene Riley Private Investor

Thank you very much.

Operator

(Operator Instructions)

And you have no further questions at this time, sir.

Fred Green  - Ault Inc - President and CEO

Okay. I want to thank you for joining us on this call and we look forward to improved results at the end of our first quarter. And we look forward to talking to you on our first quarter conference call. Again, thank you.

Operator

Ladies and gentlemen, thank you for your participation in today’s event. This concludes the presentation and you may now disconnect. Good day.

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